UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 2, 2007

KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

Nevada	0-50046	88-0433489
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

5570A Kennedy Road Mississauga, Ontario, Canada

 (905) 568-5220

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2007, the Board of Directors of KMA Global Solutions International, Inc. (the “Company”) approved the KMA Global Solutions International, Inc. 2007 Stock Incentive Plan (the “Plan”).  The Plan provides for various types of equity awards that may be made to employees, directors, and consultants.  The purpose of this Plan is to: (i) attract and retain the best available personnel; (ii) provide additional incentives to employees, directors and consultants; and (iii) promote the success of the Company’s business.  Reserved for the Plan are a total of 1,500,000 shares of the Company’s common stock, plus an annual increase to be added on the first business day of each calendar year beginning in 2008 equal to the lesser of (i) 500,000 shares, (ii) three percent (3%) of the number of shares outstanding as of such date and (iii) a lesser number of shares determined by the Administrator.  The Plan shall be administered by the Board of Directors or, upon delegation, by an appropriately authorized committee of the Board.

A copy of the Plan, Form of Stock Option Award Agreement for Continuing Employee, and Form of Stock Option Award Agreement for New Employee are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. The description of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2007                                                                                                      KMA Global Solutions International, Inc.

                                By: /s/ Jeffrey D. Reid
                                Name: Jeffrey D. Reid
                                Title:  President and Chief Executive Officer

EXHIBIT INDEX

Exhibit #          Description

10.1	2007 Stock Incentive Plan
10.2	Form of Stock Option Award Agreement for Continuing Employee
10.3	Form of Stock Option Award Agreement for New Employee

EXHIBIT 10.1
KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

2007 STOCK INCENTIVE PLAN

1.  Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.  The Awards granted hereunder are not intended to constitute "deferred compensation" within the meaning of Code Section 409A or the regulations promulgated thereunder.

2.  Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

“Administrator” means the Board or any of the Committees appointed to administer the Plan.

“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

“Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

“Award” means the grant of an Option, SAR, Restricted Stock, or other right or benefit under the Plan.

“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company.

“Company” means KMA Global Solutions International, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

“Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)  the complete liquidation or dissolution of the Company;

(iv)  any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v)  acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

“Director” means a member of the Board or the board of directors of any Related Entity.

“Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

“Plan” means the KMA Global Solutions International, Inc. 2007 Stock Incentive Plan.

“Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

“Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

“Share” means a share of the Common Stock.

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,500,000 Shares, plus an annual increase to be added on the first business day of each calendar year beginning in 2008 equal to the lesser of (i) 500,000 Shares, (ii) three percent (3%) of the number of Shares outstanding as of such date and (iii) a lesser number of Shares determined by the Administrator.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of The NASDAQ National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.	Administration of the Plan.

a)          Plan Administrator.

(i)  Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)  Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)  Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)  Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

b)           Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)  to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)  to determine the terms and conditions of any Award granted hereunder;

(vi)  to amend the terms of any outstanding Award granted under the Plan (without stockholder approval), provided such amendment does not constitute a "deferral of compensation" under Code Section 409A and provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)  to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)  to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

c)  Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.
Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.	Terms and Conditions of Awards.

a)  Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, or sales or bonuses of Restricted Stock, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

b)  Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

c)  Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.  The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

d)  Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

e)  Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

f)  Individual Limitations on Awards.

(i)  Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 300,000 Shares.  In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 300,000 Shares which shall not count against the limit set forth in the previous sentence.  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)  Individual Limit for Restricted Stock.  For awards of Restricted Stock that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 150,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

g)  Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the vested portion of the Award prior to full vesting of the Award.  Any unvested Shares at the time of such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

h)  Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

i)  Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.  Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

j)  Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator and reflected in the Award Agreement.

7.	Award Exercise or Purchase Price, Consideration and Taxes.

a)  Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i)  In the case of an Incentive Stock Option:

granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)  In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)  In the case of other Awards, such price as is determined by the Administrator, but in no event shall such price be less than the Fair Market Value of the underlying Share on the date of grant.

b)  Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator.  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Nevada Revised Statutes:

(i)  Cash;

(ii)  Check;

(iii)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

(iv)  with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)  any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 5, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

c)  Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited too, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.	Exercise of Award.

a)	Procedure for Exercise; Rights as a Stockholder.

Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7.

b)	Exercise of Award Following Termination of Continuous Service.

An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Any Award designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.  Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments described in (i)-(iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”).

In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (a) the restrictions of Applicable Law, (b) the potential tax, accounting or other consequences of an adjustment and (c) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments.  Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive.  In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time.  Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions.

a)  Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

b)  Acceleration of Award Upon Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(i)  for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(ii)  for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

c)  Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.  Effective Date and Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.

13.  Amendment, Suspension or Termination of the Plan.  The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

No Award may be granted during any suspension of the Plan or after termination of the Plan.

No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.  Reservation of Shares.

The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.  No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.  Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

18.  Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

EXHIBIT 10.2

KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

2007 STOCK INCENTIVE PLAN

FORM OF STOCK OPTION AWARD AGREEMENT

FOR CONTINUING EMPLOYEE

1.      Grant of Option.  KMA Global Solutions International, Inc., a Nevada corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2007 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2.      Exercise of Option.

(a)           Right to Exercise.  The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator.  In no event shall the Company issue fractional Shares.

(b)           Method of Exercise.  The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator.  The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price.  The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

(c)           Taxes.  No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares.  Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.

3.      Method of Payment.  Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Nevada General Corporation Law:

(a)           cash;

(b)           check;

(c)           surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period); or

(d)           payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.      Restrictions on Exercise.  The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.  If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.      Termination or Change of Continuous Service.  In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”).  The Post-Termination Exercise Period shall commence on the Termination Date.  In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”).  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.  In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.  Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

6.      Disability or Retirement of Grantee.  In the event the Grantee’s Continuous Service terminates as a result of his or her Disability or Retirement (as defined below), the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  “Retirement” shall mean the termination of the Grantee’s Continuous Service (other than for Cause) at age sixty-two (62) or older.

7.      Death of Grantee.  In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability or Retirement, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date).  To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

8.      Transferability of Option.  The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee.  The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.  Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9.      Term of Option.  The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.  After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10.           Tax Consequences.  Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a)           Exercise of Incentive Stock Option.  If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

(b)           Exercise of Incentive Stock Option Following Disability.  If the Grantee’s Continuous Service terminates as a result of Disability that is not permanent and total disability as such term is defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(c)           Exercise of Non-Qualified Stock Option.  On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(d)           Disposition of Shares.  In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option.  If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

11.           Entire Agreement: Governing Law.  The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.  The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties.  Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.           Construction.  The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

13.           Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.           Venue and Waiver of Jury Trial.  The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court, District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the County of Clark) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

EXHIBIT 10.3

KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

2007 STOCK INCENTIVE PLAN

FORM OF STOCK OPTION AWARD AGREEMENT

FOR NEW EMPLOYEE

1.      Grant of Option.  KMA Global Solutions International, Inc., a Nevada corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2007 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2.      Exercise of Option.

(a)           Right to Exercise.  The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator.  In no event shall the Company issue fractional Shares.

(b)           Method of Exercise.  The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator.  The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price.  The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

(c)           Taxes.  No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares.  Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.

3.      Method of Payment.  Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Nevada General Corporation Law:

(a)           cash;

(b)           check;

(c)           surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period); or

(d)           payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.      Restrictions on Exercise.  The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.  If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.      Termination or Change of Continuous Service.  In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”).  The Post-Termination Exercise Period shall commence on the Termination Date.  In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”).  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.  In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.  Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

6.      Disability or Retirement of Grantee.  In the event the Grantee’s Continuous Service terminates as a result of his or her Disability or Retirement (as defined below), the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  “Retirement” shall mean the termination of the Grantee’s Continuous Service (other than for Cause) at age sixty-two (62) or older.

7.      Death of Grantee.  In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability or Retirement, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date).  To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

8.      Transferability of Option.  The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee.  The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.  Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9.      Term of Option.  The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.  After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10.           Tax Consequences.  Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a)           Exercise of Incentive Stock Option.  If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

(b)           Exercise of Incentive Stock Option Following Disability.  If the Grantee’s Continuous Service terminates as a result of Disability that is not permanent and total disability as such term is defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(c)           Exercise of Non-Qualified Stock Option.  On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(d)           Disposition of Shares.  In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option.  If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

11.           Entire Agreement: Governing Law.  The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.  The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties.  Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.           Construction.  The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

13.           Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.           Venue and Waiver of Jury Trial.  The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court, District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the County of Clark) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT